TRANSAMERICA FUNDS

Transamerica International Small Cap Value

Transamerica Multi-Asset Income

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statements of Additional Information (as applicable)

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Contingent upon the change in sub-adviser for Transamerica Emerging Markets Opportunities, a separate series of Transamerica Funds, from Wellington Management Company LLP (“WMC”) to Thompson, Siegel & Walmsley LLC (“TSW”) effective on or about August 30, 2024 (the “Effective Date”), the following information will supplement and supersede any contrary information contained in the Prospectuses, Summary Prospectuses and Statements of Additional Information concerning Transamerica International Small Cap Value and Transamerica Multi-Asset Income (each, a “fund” and collectively, the “funds”), as applicable.

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Transamerica International Small Cap Value

As of the Effective Date, Transamerica Asset Management, Inc. (“TAM”), the fund’s investment manager, will reduce its management fee schedule, as described immediately below and, as discussed later in this supplement, TSW has agreed to voluntarily waive a portion of its sub-advisory fee under certain circumstances, and TAM will reduce and extend the expense caps on Class I and Class I2 shares of the fund.

MANAGEMENT FEE REDUCTION:

As of the Effective Date, TAM will receive compensation from the fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the fund’s average daily net assets) indicated below:

First $300 million	0.895%
Over $300 million up to $750 million	0.87%
Over $750 million up to $1 billion	0.77%
In excess of $1 billion	0.75%

***

The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectuses and Summary Prospectuses will be deleted in its entirety and replaced with the following, as applicable:

Class	I	I2	R6
Management fees[1]	0.88%	0.88%	0.88%
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.17%	0.07%	0.07%[2]
Total annual fund operating expenses	1.05%	0.95%	0.95%

1  Management fees have been restated to reflect a reduction in management fees effective August 30, 2024.

2  Other expenses are based on estimated amounts for the current fiscal year.

The “Example” table included in the Prospectuses and Summary Prospectuses will be deleted in its entirety and replaced with the following, as applicable:

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class I	$107	$334	$579	$1,283
Class I2	$97	$303	$525	$1,166
Class R6	$97	$303	$525	$1,166

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RECENT MANAGEMENT FEE CHANGES:

The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectuses:

Transamerica International Small Cap Value: Effective August 30, 2024, the management fee of the fund is 0.895% of the first $300 million; 0.87% over $300 million up to $750 million; 0.77% over $750 million up to $1 billion; and 0.75% in excess of $1 billion in average daily net assets. Prior to August 30, 2024, the management fee was 0.955% of the first $300 million; 0.93% over $300 million up to $750 million; 0.88% over $750 million up to $1 billion; and 0.84% in excess of $1 billion in average daily net assets.

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Transamerica Multi-Asset Income

As of the Effective Date, TAM will reduce its management fee schedule, as described immediately below and, as described later in this supplement, TSW has agreed to voluntarily waive a portion of its sub-advisory fee under certain circumstances.

MANAGEMENT FEE REDUCTION:

As of the Effective Date, TAM will receive compensation from the fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the fund’s average daily net assets) indicated below:

First $500 million	0.57%
Over $500 million up to $1 billion	0.565%
Over $1 billion up to $1.5 billion	0.54%
Over $1.5 billion up to $2 billion	0.53%
In excess of $2 billion	0.51%

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RECENT MANAGEMENT FEE CHANGES:

The following information will be added alphabetically to the sub-section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectuses:

Transamerica Multi-Asset Income: Effective August 30, 2024, the management fee of the fund is 0.57% of the first $500 million; 0.565% over $500 million up to $1 billion; 0.54% over $1 billion up to $1.5 billion; 0.53% over $1.5 billion up to $2 billion; and 0.51% in excess of $2 billion in average daily net assets. Prior to August 30, 2024, the management fee was 0.574% of the first $500 million; 0.57% over $500 million up to $1 billion; 0.545% over $1 billion up to $1.5 billion; 0.535% over $1.5 billion up to $2 billion; and 0.515% in excess of $2 billion in average daily net assets.

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Transamerica International Small Cap Value

Transamerica Multi-Asset Income

MANAGEMENT FEES:

As of the Effective Date, the following information will revise the corresponding information appearing in the tables contained in the “Investment Manager Compensation” sub-section of the Statements of Additional Information under the heading “Investment Management and Other Services – The Investment Manager” with respect to the funds:

Fund Name	Percentage of Average Daily Net Assets
Transamerica International Small Cap Value	0.895% of the first $300 million 0.87% over $300 million up to $750 million 0.77% over $750 million up to $1 billion 0.75% in excess of $1 billion
Transamerica Multi-Asset Income	0.57% of the first $500 million 0.565% over $500 million up to $1 billion 0.54% over $1 billion up to $1.5 billion 0.53% over $1.5 billion up to $2 billion 0.51% in excess of $2 billion

SUB-ADVISORY FEES:

As of the Effective Date, the following information will revise the corresponding information appearing in the tables contained in the “Sub-Advisory Fees” sub-section of the Statements of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers” with respect to the funds:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC*	0.475% of the first $300 million 0.45% over $300 million up to $750 million 0.40% in excess of $750 million
Transamerica Multi-Asset Income	Thompson, Siegel & Walmsley LLC*	0.21% of the first $1 billion 0.185% over $1 billion up to $2 billion 0.17% in excess of $2 billion

*

Effective August 30, 2024, the sub-adviser will voluntarily waive a portion of its sub-advisory fee (as a percentage of net assets) when the assets of Transamerica Emerging Markets Equity, Transamerica International Small Cap Value and Transamerica Multi-Asset Income, in the aggregate, exceed a specified level. This waiver will be voluntary and may be discontinued by the sub-adviser upon obtaining consent from TAM.

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EXPENSE LIMITATION:

As of the Effective Date, the following information will revise the corresponding information in the table contained in the “Expense Limitation” sub-section of the Retail Statement of Additional Information under the heading “Investment Management and Other Services”:

Fund	Expense Cap		Expiration Date of Expense Cap
	Class I	Class I2
Transamerica International Small Cap Value	1.10%	1.00%	March 1, 2026

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Investors Should Retain this Supplement for Future Reference

June 28, 2024